DIVESTITURES	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
DIVESTITURES

NOTE 3. DIVESTITURES

PerfectPairs

In January 2016, we entered into an agreement to sell our 100% ownership interest in PerfectPairs Gaming Co., Ltd. (“PerfectPairs), a Taiwan-based subsidiary of our digital entertainment service business operations, to two Taiwanese individuals unrelated to our Group for total cash consideration of $760 thousand. Upon the disposal, we deconsolidated the results of PerfectPairs’ operations.

The disposal gain was as follows:

(In US$ thousand)	Amount
The fair value of consideration received, net of any transaction costs	$760
The carrying amount of PerfectPairs
Cash	482
Receivables and other current assets	40
Property, plant and equipment	71
Intangible and other noncurrent assets	13
Accounts payable and accrued expenses	(528)
Other payable and other current liabilities	(144)
The carrying amount of PerfectPairs at the date of deconsolidation	(66)
Exchange difference	1
Gain on disposal of PerfectPairs	$827

East Gate

As the term of the East Gate fund expired in August 2017, the fund had stopped entering into new investments and in September 2016, it distributed excess cash to its investors. We received $1,438 thousand from the distribution.

In November 2016, we entered into an agreement to sell a 17.65% partnership interest in East Gate to a Korean investor unrelated to our Group. The disposal gain was as follows:

(In US$ thousand)	Amount
The fair value of consideration received, net of any transaction costs	$112
The fair value of consideration receivable, net of any transaction costs	1,058
1,170
The carrying amount of the investment of East Gate at the date of disposal	1,398
Exchange difference	250
Gain on disposal of investment in East Gate	$22

The consideration receivable of $1.1 million as of December 31, 2016 was recorded as other receivable and has been fully collected in 2017.